INDEXIQ ETF TRUST

IQ Canada Small Cap ETF

IQ Global Oil Small Cap ETF

IQ Australia Small Cap ETF

(the “Funds”)

Supplement dated January 25, 2018 (“Supplement”)

to the Prospectus dated August 29, 2017 and the Statement of Additional

Information dated August 29, 2017, as supplemented from time to time

The Board of Trustees of IndexIQ ETF Trust (the “Trust”), based upon the recommendation of IndexIQ Advisors LLC, the Funds’ advisor (“Advisor”), has determined to liquidate and terminate the Funds. The Advisor believes that it is in the best interests of the Funds and the Funds’ shareholders for the Funds’ business and operations not to continue, and, after considering all of the information presented to it, the Board concluded that it would be in the best interests of the Funds and their shareholders to liquidate and terminate the Funds.

The Funds will discontinue trading on the NYSE Arca, Inc. effective at the market close on March 16, 2018. The NYSE Arca is expected to halt trading in the Funds after the market close on March 16, 2018 and the Funds will no longer accept creation or redemption orders.

From January 26, 2018 through March 16, 2018, the Funds will be in the process of winding up their operations in an orderly fashion and liquidating their portfolios. This process will result in the Funds not tracking their underlying indexes and their cash holdings increasing, which may not be consistent with the Funds’ investment objectives and strategies. Shareholders may sell their holdings prior to the market close on March 16, 2018, and may incur customary transaction fees from their broker-dealer.

The effective date of the Funds’ liquidations shall be on or about March 23, 2018 or such other later date as shall be specified by the Board of Trustees of the Trust or by the officers of the Trust (“Liquidation Date”). Shareholders of record remaining on the Liquidation Date will receive cash equal to the net asset value of their shares as of that date after a Fund has paid or provided for all of its charges, taxes expenses and liabilities. Additionally, each Fund must declare and distribute to shareholders any realized capital gains and all net investment income. Shareholders remaining in a Fund on the Liquidation Date will not incur transaction fees in connection with the liquidation of their shares. Once the distributions are complete, the Funds will terminate. The Advisor will bear all administrative expenses associated with the liquidation of the Funds and the distribution of cash proceeds to investors in the Funds.

Although the liquidations are not expected to be taxable events for the Funds, for taxable shareholders, the automatic redemption of shares of the Funds on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. In addition, shareholders who hold shares of the Funds may receive a final distribution of net income and capital gains earned by the Funds and not previously distributed prior to liquidation. Shareholders should consult their tax advisers regarding the tax treatment of the liquidations.

If you would like additional information, including information about other IndexIQ ETFs, please call (888) 474-7725 or visit www.IQetfs.com.

Investors Should Retain This Supplement for Future Reference

ME16f-01/18